EXHIBIT 99.1

PRESS RELEASE

Factual Data Earnings Announces 1st Quarter

Earnings Release and Conference Call

LOVELAND, Colo., April 16, 2003...Factual Data Corp., (Nasdaq: FDCC) announced today that it would release first quarter earnings before the opening of regular market trading on Thursday, April 24, 2003.

A conference call will follow at 3:00 p.m. Eastern Standard Time (12:00 p.m. Pacific Standard Time). The US/Canada dial-in number is (888) 299-7304, conference topic: Factual Data 1st Quarter 2003 Earnings Release. The call will be broadcast live and then via replay for one week at (800) 642-1687 OR (706) 645-9291, conference ID 9774292, from April 24, 2003 at 4:00 p.m. Eastern time until midnight on May 1, 2003.

More information about Factual Data Corp. may be found at www.factualdata.com.

SOURCE: Factual Data Corp.

CONTACT: Daena Lee, Investor Relations Specialist, Factual Data Corp., 970-663-5700, ext. 243, daenal@factualdata.com.

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